EXHIBIT 24


                              POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of North Fork Bancorporation, Inc. (the "Corporation"), does hereby appoint John A. Kanas, Daniel M. Healy, John Bohlsen, Thomas M. O'Brien, Allan C. Dickerson, Irvin L. Cherashore Lloyd A. Gerard, James F. Reeve, George H. Rowsom, Raymond W. Terry and Kurt R. Schmeller, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.



/s/ JOHN A. KANAS                    President, Chief Executive
--------------------------------     Officer, Chairman of the
John A. Kanas                        Board


/s/ DANIEL M. HEALY                  Executive Vice President and
--------------------------------     Chief Financial Officer
Daniel M. Healy


/s/ JOHN BOHLSEN                     Director
--------------------------------
John Bohlsen


/s/ THOMAS M. O'BRIEN                Director
--------------------------------
Thomas M. O'Brien


/s/ ALLAN C. DICKERSON               Director
--------------------------------
Allan C. Dickerson


/s/ IRVIN L. CHERASHORE              Director
--------------------------------
Irvin L. Cherashore


/s/ LLOYD A. GERARD                  Director
--------------------------------
Lloyd A. Gerard


/s/ JAMES F. REEVE                   Director
--------------------------------
James F. Reeve


/s/ GEORGE H. ROWSOM                 Director
--------------------------------
George H. Rowsom


/s/ RAYMOND W. TERRY                 Director
--------------------------------
Raymond W. Terry


/s/ KURT R. SCHMELLER                Director
--------------------------------
Kurt R. Schmeller